

The Eastern Company

NASDAQ: EML

Investor Presentation

July 2023

Disclosures

THE EASTERN COMPANY

Forward-Looking Statements

Statements in this document about our future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission. Any statements that are not statements of historical fact, including statements containing the words "believes," "intends," "continues," "reflects," "plans," "anticipates," "expects," "recovering" and similar expressions, should also be considered to be forward-looking statements. Readers should not place undue reliance on these forward- looking statements, which are based upon management's current beliefs and expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. The risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements include the impact of the COVID-19 pandemic and resulting economic effects, including supply chain disruptions, cost inflation, rising interest rates, delays in delivery of our products to our customers, impact on demand for our products, reductions in production levels, increased costs, including costs of raw materials, the impact on global economic conditions, the availability, terms and cost of financing, including borrowings under credit arrangements or agreements, the potential impact of bank failures on our ability to access financing or capital markets, and the impact of market conditions on pension plan funded status. We undertake no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

Statement on Non-GAAP Financial Measures

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") such as Adjusted Earnings Per Share and Adjusted EBITDA. Adjusted EBITDA is net income before interest, taxes, depreciation and amortization and non-recurring costs and expenses. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. We believe this information is useful to investors as we use it to evaluate our financial performance for ongoing planning purposes, including a continuous assessment of our financial performance in comparison to budgets and internal projections.

Portfolio of Attractive Businesses

THE EASTERN COMPANY

EBERHARD [ENGINEERED : ACCESS : SOLUTIONS]	Global manufacturer and designer of access hardware systems, providing custom-engineered industrial, vehicular and specialty hardware to a wide variety of industries.
VELVAC	Innovator in vision systems and components to truck, recreational and specialty vehicle OEMs and 4,000+ aftermarket distribution locations in North America.
BIG 3 PRECISION PRODUCTS	Leading provider of engineered turn-key packaging as well as blow mold and injection blow mold tooling serving diverse markets, including truck, automotive, packaged consumer goods and pharmaceuticals.

Manages businesses that design, manufacture and sell unique engineered solutions to industrial markets.

Investment Highlights

- Well positioned to capitalize on industry trends to electrification, digitization and automation.
- New CEO and CFO implementing rapid financial and operational improvements.
- Executing four-pronged plan to restore consistent, sustainable profitability and make value-adding acquisitions.
- Strong and consistent dividend payment – $0.44 annually since 2013
- Solid capital position to support future growth.

Top priority for 2023: optimize operations, restore consistent profitability, and begin scaling the business.


EBERHARD
PATENT PENDING

EM Electronic Rotary Latch

- Industry leader in hardware solutions for domestic commercial vehicle and vehicle accessory manufacturers.
- Strong recurring sales from participation in leading OEM programs.
- Highly engineered, value-added product offering, supported by one of industry's largest hardware engineering teams.
- Increasing adoption of electronics and digitization in access control accelerating new product and service growth.

IOT Drives Demand for Electro-Mechanical Devices



U.S. Industrial Internet Of Things Market
size, by component, 2020 - 2030 (USD Billion)
$65.7B
$77.6B
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Solution
Services
Platform
GRAND VIEW RESEARCH
18.6%
U.S. Market CAGR, 2023 - 2030
Source: www.grandviewresearch.com

Source: Grandview Research, Inc. *Industrial IoT Market Size & Share Report* - 2023

Eberhard End-to-End Electro-Mechanical Solutions

Control systems



RFID



Bluetooth

Actuators





Locks and latches





Accessories





Velvac Vision Systems for Commercial Vehicles



- Leader in commercial vehicle vision system design and production.
- Strong recurring sales to very long-term commercial vehicle programs – average program life 10+ years.
- Well positioned to continue to grow and consolidate vision system opportunities.
- New electric truck expanding the market for vision systems.
- First to market with vision-based blind spot detection in RV industry.
- Integration of cameras and vision technology creating significant new product opportunities.

Vision-based Blind Spot Detection



- Camera-based object detection
- Configurable detection zone
- Rear-facing detection up to 80"
- Indicator icon in the mirror or monitor
- Proprietary/exclusive software algorithms

Target Markets



- Motorhomes
- Cut-away vans
- Medium duty chassis
- Heavy duty trucks

Big 3 Precision Products Returnable Packaging


Tier 1 component suppliers
Component
Custom returnable transport packaging
OEM assembly plants

- Industry leader in ~$1.0-1.5 billion market for *custom returnable* packaging solutions for supply chain applications.
- Highly engineered, value-added, and turn-key product offering, including design, metal fabrication, dunnage, and program management.
- Low fixed cost business model, with low working capital and maintenance capex requirements.
- New vehicle launches, including electric vehicles, driving demand growth.
- Manufacturing automation requires integrated material handling systems.
- Environmental concerns shifting demand from single use, disposable industrial packaging to returnable packaging.

Large, Diverse Custom Returnable Packaging Market

Returnable Packaging Market – North America
100% = approximately $4 billion



Plastic totes 23%
Metal racks 32%
Plastic bulk 18%
Plastic pallets 15%
Dunnage 12%
Custom engineered = approx. $1.0-1.5 billion

Source: Returnable Packaging Association; Eastern estimates - 2022

Primary End-Markets

- Automotive
- Commercial vehicles
- Other industrial
- Aerospace

New Leadership Team



Mark Hernandez
Chief Executive Officer and Board Member

- 30+ years of experience in commercial vehicle business
- Joined EML as Board member in June 2022; named CEO in January 2023
- Previously EVP of Navistar Inc., with responsibility for global manufacturing, supply chain and logistics (2018-2023)
- Experienced Practice Expert (Manufacturing and Commercial Vehicles) at McKinsey & Company (2016-2018)
- Daimler AG and Daimler Trucks North America (1994-2016)



Nick Vlahos
Vice President and Chief Financial Officer

- 19 years of finance and business experience
- Previously VP of Finance, Treasurer and Secretary of Eastern (2022-2023)
- Joined Eastern as Treasurer (2017)
- Director of Finance, Accounting and Human Resources at Fisher Technology, Inc. (2013-2017)

Change agents committed to accelerating operational and financial improvements.

Pillars of Value-Creation Strategy

THE EASTERN COMPANY

1	2	3	4
Disciplined Operations	Optimum Capital Utilization	Focused Commercial Business	Value-Adding Acquisitions

Top priority for 2023: optimize operations, restore consistent profitability, and begin scaling the business.

Operational Transformation Plan Underway

THE EASTERN COMPANY

Disciplined Operations

- Ensuring COGS and operating expenses meet profitability targets
- Addressing supply chain inefficiencies
- Leveraging near-shoring capabilities and Mexico operations
- Cutting non-essential expenses and realizing cost synergies across three businesses

Effective Capital Allocation and Utilization

- Instilling discipline in working capital management process
- Allocating cap ex to projects that generate highest ROI
- Reducing and optimizing inventory
- Strengthening management of accounts receivable and payables

Strong Commercial Business Focus

- Improving ROIC through pricing actions and margin discipline
- Engaging in conversations with customers about contract terms
- Shifting to real-time pricing models
- New business must meet strict ROIC and return-on-sales targets

Value – Adding Acquisitions

- Acquire companies that can be absorbed into existing division or operated separately at the Eastern level
- Strict standards for income, EBITDA augmentation as well as ROCE, ROIC

Initial benefits of transformational plan already visible in 1Q 2023 financial results.

Financial Performance – 1Q23 Improvements

THE EASTERN COMPANY

- Net sales from continuing operations up 5% YOY.
- Net cash provided by operating activities improved $10.4 million YOY.
- Inventory down 11% versus year-end 2022.
- Working capital as a percent of sales 22.1% versus 26.1% at YE 2022.
- Long-term debt down $5.1 million.
- Cash up $2.9 million to $13.1 million.
- New $90M 5-year senior secured credit facility - June 2023.
    - Includes $60M senior term loan, $30M revolving facility and option to borrow additional $75M under certain circumstances.



Inventory
Millions
$68
$64
$60
$56
$52
$64.6
-11%
$57.7
12/31/22
4/1/23
Working Capital
as a percent of sales
28%
26%
24%
22%
20%
26%
22%
12/31/22
4/1/23
Long-term Debt
Millions
$66
$63
$60
$57
$54
$64.1
-8%
$59.0
12/31/2022
4/1/2023
Cash
Millions
$14
$11
$8
$5
$10.2
+28%
$13.1
12/31/2022
4/1/2023

Long-Term Growth Opportunities

THE EASTERN COMPANY

Industry Trends

Electrification of Automobiles and Commercial Vehicles
- New Models
- New Components
- Charging Infrastructure

Sustainability
- Increased MPG – less weight and wind resistance
- Lower Carbon Emissions
- Renewable Energy Solutions
- Sustainable Supply Chains

Digitization and IoT
- Convenient Solutions
- Secure Solutions
- Connected Solutions

Eastern Capabilities

Core Competencies
- Lightweight Solutions
- Sustainable Solutions
- Infrastructure Development
- Electromechanical Solutions
- Precision Machining

Added Strategies
- New Product Development
- Acquisitions

Focusing on solutions that leverage favorable industry trends and enable customers to become more efficient, productive and sustainable

Shareholder Value Creation

Disciplined operations and capital allocation	Restore margins	Pay down debt	Innovation-led organic growth	Strategic acquisitions (bolt-on or stand-alone)

2023 performance priorities

Capitalize on industry growth trends: electrification, digitization & automation

Appendix

Top Ten Institutional Holders

THE EASTERN COMPANY

	Institution	EML Shares	% S/O
1	Barington Companies Investors, LLC	630,100	10.1
2	GAMCO Asset Management, Inc.	541,450	8.7
3	Forager Capital Management, LLC	523,082	8.4
4	Minerva Advisors, LLC	409,176	6.6
5	Dimensional Fund Advisors, L.P. (U.S.)	406,924	6.5
6	Teton Advisors, Inc.	295,000	4.7
7	The Vanguard Group, Inc.	264,699	4.2
8	Russell Investment Management, LLC	217,018	3.5
9	Gabelli Funds, LLC	174,567	2.8
10	North Star Investment Management Corporation	165,321	2.7

Source: Ipreo | as of March 31, 2023

Streamlined Portfolio of Businesses

THE EASTERN COMPANY

2020

March 2020
Sale of Canadian Commercial Vehicles

November 2020
Consolidation of Eberhard and ILC

November 2020
Sale of Sesamee Mexicana

2021

November 2021
Sale of Greenwald Industries and Frazer & Jones

2022

October 2022
Sale Of Argo EMS

2023

May 2023
Closed Associated Tool Makers, Ltd.

Focused on three core businesses to accelerate growth and strengthen operating margins.

Statement of Operations

THE EASTERN COMPANY

$ in millions (except per share data)

	Three Months Ended		Year Ended	
	April 1, 2023	April 2, 2022	December 31, 2022	January 1, 2022
Net sales	$ 72.5	$ 69.0	$ 279.3	$ 246.5
Gross margin	15.5	14.6	58.6	56.8
Product development expense	(1.4)	(1.2)	(4.2)	(4.1)
Selling and administrative expenses	(11.9)	(9.9)	(39.5)	(35.2)
Restructuring costs	-	-	(0.7)	-
Operating profit	$ 2.2	$ 3.5	$ 14.2	$ 17.4
Interest expense	(0.7)	(0.4)	(2.3)	(1.7)
Other income	(0.6)	0.5	2.5	3.4
Income from continuing operations before income taxes	**0.8**	**3.6**	**14.4**	**19.1**
Income taxes	(0.2)	(0.9)	(3.4)	(2.9)
Net income from continuing operations	**$ 0.6**	**$ 2.7**	**$ 11.1**	**$ 16.2**
Diluted earnings per share from continuing operations	**$ 0.10**	**$ 0.43**	**$ 1.77**	**$ 2.58**

Balance Sheet

$ in millions

	April 1, 2023 (unaudited)		December 31, 2022	
Current Assets				
Cash and cash equivalents	$	13.1	$	10.2
Accounts receivable, net		44.5		42.9
Inventories		57.7		64.6
Other current assets		6.9		7.6
Total Current Assets		**122.1**		**125.3**
Property, Plant and Equipment, net		**26.4**		**26.1**
Goodwill		70.8		70.8
Trademarks		5.5		5.5
Patents and other intangibles		18.0		18.8
Other		13.0		15.0
Total Other Assets		**107.3**		**110.1**
TOTAL ASSETS	$	**255.8**	$	**261.5**
Current Liabilities				
Accounts payable	$	26.6	$	27.6
Accrued compensation		2.2		3.3
Other accrued expenses		3.9		3.9
Current portion of lease liability		3.0		3.1
Current portion of finance lease liability		0.2		-
Current portion of long-term debt		9.4		9.0
Total Current Liabilities		**45.3**		**47.0**
Long-term debt, less current portion		**49.7**		**55.1**
Accrued pension and other post-retirement benefits		**23.8**		**22.8**
Other		**10.2**		**9.9**
Total Liabilities		**129.0**		**134.9**
Total Shareholders' Equity		**126.8**		**126.6**
Total Liabilities & Shareholders' Equity	$	**255.8**	$	**261.5**

Bank Covenant Metrics


Net Debt / Adjusted EBITDA
3.0X
2.5X
2.3X
2.1X
2020
2021
2022
4/1/2023


Fixed Charge Coverage Ratio
2.1X
2.2X
1.4X
1.3X
2020
2021
2022
4/1/2023

Adjusted EBITDA Reconciliation

THE EASTERN COMPANY

$ in millions

	Three Months Ended		Twelve Months Ended	
	April 1, 2023	April 2, 2022	December 31, 2022	January 1, 2022
Net income from continuing operations	$0.6	$2.7	$11.1	$16.2
Interest expense	0.7	0.4	2.3	1.7
Provision for income taxes	0.2	0.9	3.4	2.8
Depreciation and amortization	1.8	1.8	7.2	7.2
Gain on sale of Eberhard Hardware Ltd building				(1.8) A
Factory relocation				0.1 B
Factory start-up costs				0.5 C
Loss on sale of Wheeling, IL building		0.3 A	0.3 D	
Gain on sale of Eastern corporate office building			(0.6) E	
Restructuring costs			0.7 F	
Severance and accrued compensation	1.8 B			
Greenwald final sale adjustment	0.4 C			
Adjusted EBITDA from continuing operations (Non-GAAP)	**$5.5**	**$6.1**	**$24.3**	**$26.7**

A) Loss on sale of ILC building in Wheeling, IL
B) Severance expenses associated accrued compensation and severance related to the elimination of the Chief Operating Officer position and the departure of the Chief Executive Officer
C) Final settlement of working capital adjustment associated with Greenwald sale

A) Gain on sale of Eberhard Hardware Ltd property
B) Costs incurred on relocation of ILC facility in Wheeling, IL
C) Costs incurred on start-up of Eberhard factory in Reynosa, MX
D) Loss on sale of ILC building in Wheeling, IL
E) Gain on sale of Eastern corporate office building
F) Restructuring costs associated with warehouse consolidation into Eberhard

Adjusted Earnings Reconciliation

THE EASTERN COMPANY

$ in millions (except earnings per share)

	Three Months Ended		Twelve Months Ended	
	April 1, 2023	April 2, 2022	December 31, 2022	January 1, 2022
Net income from continuing operations	$0.6	$2.7	$11.1	$16.2
Diluted earnings per share from continuing operations as reported under generally accepted accounting principles (GAAP):	0.10	0.43	1.77	2.58
Adjustments:				
Gain on sale of Eberhard Hardware Ltd building, net of tax				(1.4) A
Factory relocation, net of tax				0.1 B
Factory start-up costs, net of tax				0.3 C
Loss on sale of Wheeling, IL building, net of tax		0.2 A	0.2 D	
Gain on sale of Eastern corporate office building, net of tax			(0.5) E	
Restructuring costs, net of tax			0.5 F	
Severance and accrued compensation, net of tax	1.3 B			
Greenwald final sale adjustment, net of tax	0.3 C		0.5 F	
Adjusted net income from continuing operations	$2.2	$2.9	$11.8	$15.3
Adjusted earnings per share from continuing operations (Non-GAAP):	**$0.36**	**$0.46**	**$1.90**	**$2.44**

A) Loss on sale of ILC building in Wheeling, IL
B) Severance expenses associated with accrued compensation and severance related to the elimination of the Chief Operating Officer position and the departure of the Chief Executive Officer
C) Final settlement of working capital adjustment associated with Greenwald sale

A) Gain on sale of Eberhard Hardware Ltd property
B) Costs incurred on relocation of ILC facility in Wheeling, IL
C) Costs incurred on start-up of Eberhard factory in Reynosa, MX
D) Loss on sale of ILC building in Wheeling, IL
E) Gain on sale of Eastern corporate office building
F) Restructuring costs associated with warehouse consolidation into Eberhard

THE EASTERN COMPANY

The Eastern Company Corporate Office
3 Enterprise Drive, Suite 408
Shelton, CT
Phone: (203) 729-2255
info@easterncompany.com